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                                                                   EXHIBIT 10.06

                 [VIRGINIA COMMONWEALTH UNIVERSITY LETTERHEAD]


                                 March 23, 1998

            Exercise of Option to Nonheme Protein License Agreement


Whereas an Agreement between VCU-IPF and Allos Therapeutics Inc (Allos) was reached on or about June 30, 1997 which grants to Allos an exclusive option to acquire a license to technology derived from the sponsored research contract (VCU Project #97-1329-01) entitled "Nonheme Allosteric Proteins - PK".

Whereas an invention entitled "New Allosteric Effectors of Pyruvate Kinase" has been developed from the above referenced sponsored research agreement and was reported to VCU Office of Technology Transfer on March 10, 1998.

Whereas, Allos desires to exercise its option to acquire a license and has so notified the VCU-Intellectual Property Foundation.

Now, therefore, VCU-IPF hereby grants to Allos a license to the technology (VCU-98-13; "New Allosteric Effectors of Pyruvate Kinase") subject to the terms and conditions in the above referenced Agreement.


Accepted and Agreed to by:

VCU-Intellectual Property Foundation              Allos Therapeutics, Inc.

/s/ RICHARD C. FRANSON                            /s/ STEPHEN J. HOFFMAN
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Richard C. Franson, President                     Stephen J. Hoffman, President


        3/24/98                                           3/31/98
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Date                                              Date